Exhibit 10.54
Molecular Devices Corporation
2005 Equity Incentive Plan
Stock Option Agreement For Non-Employee Director
(Continuing Director)
     Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Stock Option Agreement, Molecular Devices Corporation (the “Company”) has granted you an option under its 2005 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.
     The details of your option are as follows:
     1. Vesting. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided, however, that:
          (a) Attendance at no less than two-thirds (2/3) of the regularly scheduled Board meetings occurring during a vesting installment period is required in order for your option to become vested with respect to such installment, and failure to satisfy this requirement during any particular installment period shall result in an abatement of the vesting of the option during the applicable installment period and the aggregate vesting period of your option shall be extended by one additional installment period ending on the day prior to the Annual Meeting of Stockholders following the Annual Meetings of Stockholders at which your option would have otherwise been vested in full;
          (b) In the event of a Change in Control, the time during which your outstanding option may be exercised shall be fully accelerated and the option will terminate if not exercised prior to such event; and
          (c) Vesting will cease upon the termination of your Continuous Service.
     2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.
     3. Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:
          (a) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.
          (b) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
          (c) By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from you to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided, however, shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to you as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations.
     4. Whole Shares. You may exercise your option only for whole shares of Common Stock.
     5. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
     6. Term. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:
          (a) twelve (12) months after the termination of your Continuous Service for any reason other than your death, provided that if during any part of such twelve (12) month period your option is not exercisable solely because of the condition set forth in Section 5, your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of twelve (12) months after the termination of your Continuous Service;
          (b) eighteen (18) months after your death if you die either during your Continuous Service or within twelve (12) months after your Continuous Service terminates;
          (c) the Expiration Date indicated in your Grant Notice; or
          (d) the day before the tenth (10th) anniversary of the Date of Grant.
     7. Exercise.
          (a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.
          (b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.
     8. Transferability. Your option is not transferable, except by will, by the laws of descent and distribution, or pursuant to a domestic relations order, and is exercisable during your life only by you (or your legal representative) or transferee pursuant to a domestic relations order. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.
     9. Option not a Service Contract. Your option is not a service or employment contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the service or employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your service or employment.
     10. Withholding Obligations.
          (a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

          (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.
          (c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.
     11. Notices. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
     12. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

Molecular Devices Corporation
2005 Equity Incentive Plan
Stock Option Agreement For Non-Employee Director
(Newly-Elected Director)
     Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Stock Option Agreement, Molecular Devices Corporation (the “Company”) has granted you an option under its 2005 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.
     The details of your option are as follows:
     1. Vesting. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided, however, that:
          (a) Attendance at no less than two-thirds (2/3) of the regularly scheduled Board meetings occurring during a vesting installment period is required in order for your option to become vested with respect to such installment, and failure to satisfy this requirement during any particular installment period shall result in an abatement of the vesting of the option during the applicable installment period and the aggregate vesting period of your option shall be increased by one additional year;
          (b) In the event of a Change in Control, the time during which your outstanding option may be exercised shall be fully accelerated and the option will terminate if not exercised prior to such event; and
          (c) Vesting will cease upon the termination of your Continuous Service.
     2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.
     3. Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:
          (a) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

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          (b) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
          (c) By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from you to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided, however, shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to you as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations.
     4. Whole Shares. You may exercise your option only for whole shares of Common Stock.
     5. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
     6. Term. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:
          (a) twelve (12) months after the termination of your Continuous Service for any reason other than your death, provided that if during any part of such twelve (12) month period your option is not exercisable solely because of the condition set forth in Section 5, your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of twelve (12) months after the termination of your Continuous Service;

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          (b) eighteen (18) months after your death if you die either during your Continuous Service or within twelve (12) months after your Continuous Service terminates;
          (c) the Expiration Date indicated in your Grant Notice; or
          (d) the day before the tenth (10th) anniversary of the Date of Grant.
     7. Exercise.
          (a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.
          (b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.
     8. Transferability. Your option is not transferable, except by will, by the laws of descent and distribution, or pursuant to a domestic relations order, and is exercisable during your life only by you (or your legal representative) or transferee pursuant to a domestic relations order. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.
     9. Option not a Service Contract. Your option is not a service or employment contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the service or employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your service or employment.
     10. Withholding Obligations.
          (a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.
          (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value,

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determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.
          (c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.
     11. Notices. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
     12. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

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